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                                                             Exhibit 99.1

May 1, 2001


Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549

Re:      Aethlon Medical, Inc.

Ladies and Gentlemen:

We have read and agree with the statements of Aethlon Medical Inc. (the "Company") included in Item 4 of the Company's Current Report on Form 8-K, dated May 1, 2001, except that we have no basis to agree or disagree with the Company's statement made in the fourth paragraph.


/s/ MCGLADREY & PULLEN, LLP

MCGLADREY & PULLEN, LLP